Bunker inventory	12 Months Ended
Dec. 31, 2021
Bunker inventory [Abstract]
Bunker inventory
Note 12 – Bunker inventory

Bunker inventory consists of remaining bunkers for our spot vessels at the end of the year. The balance was $33,396 thousand as of December 31, 2021 compared to $11,854 thousand as of December 31, 2020.

Bunker inventory is stated at the lower of cost and net realizable value. Cost is determined using the FIFO method and includes expenditures incurred in acquiring the bunkers and delivery cost less discounts.